SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                            The Securites Act of 1934

                           Date of Report May 31, 2000


                               NOBLE ROMAN'S, INC.
             (Exact name of registrant as specified in its charter)

         Indiana                      0-11104            35-1281154
(State or other jurisdiction        (Commission         (IRS Employer
                                    File Number)      Identification No.)


               One Virginia Avenue, Suite 800
                    Indianapolis, Indiana                     46204
           (Address of principal executive offices)         (Zip Code)

        Registrants telephone number, including area code (317) 634-3377

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

The Company replaced Rubin, Brown, Gornstein & Company of St. Louis, Missouri as auditors with Larry E. Nunn & Associates, Certified Public Accountants of Columbus, Indiana.

During the past two years the accountants report on the financial statements contained no adverse opinion, no disclaimer of opinion, nor was it qualified or modified as to any uncertainty.

The change in auditors was unanimously approved by the Board of Directors.

Prior to the change in auditors there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.




                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 1, 2000                        NOBLE ROMAN'S, INC.



                                   By: /s/  Paul W. Mobley
                                      -----------------------------
                                      Paul W. Mobley, Chairman




                                   By: /s/  Dan P. Hutchison
                                      ------------------------------
                                       Dan Hutchison, Chief Financial Officer